Exhibit 99.1

BROADMARK REALTY CAPITAL ANNOUNCES FIRST QUARTER 2021 RESULTS

Seattle, WA – May 10, 2021 – Broadmark Realty Capital Inc. (NYSE: BRMK) (the “Company”), an internally managed secured real estate finance company, today announced operating results for the quarter ended March 31, 2021.

Jeff Pyatt, President and Chief Executive Officer of Broadmark, commented, “Housing and construction market fundamentals remain highly supportive of our business, with a persistent shortage of housing supply continuing to drive demand for our loans. We achieved a strong pace of originations to start the year, with new loans and risk reducing amendments of $149 million. This follows an exceptional quarter of origination volumes at the end of 2020. Our newly enhanced capital structure has unlocked additional funding capacity on our balance sheet, positioning us to take advantage of lending opportunities in our high-growth target markets. As we survey an attractive market landscape, we remain committed to our disciplined approach to capital allocation, which we believe will help drive exceptional cash flow growth and value creation for our shareholders.”

First Quarter 2021 Financial Highlights

◾	Total revenue of $29.5 million for the quarter ended March 31, 2021.
◾	GAAP net income attributable to common stockholders of $20.4 million, or $0.15 per diluted common share.
◾	Distributable earnings, a non-GAAP financial measure, of $23.3 million, or $0.18 per diluted common share.

First Quarter 2021 Loan Portfolio Highlights

◾	New originations and amendments totaling $149.3 million, with a weighted average loan to value of 63%.
◾	Interest income of $22.0 million and fee income of $7.5 million.
◾	Total active loan portfolio of $1.3 billion across 14 states and the District of Columbia.

Loan Portfolio

As of March 31, 2021, 29 loans totaling $191.9 million in principal balance outstanding were in contractual default, which excludes five loans for which forbearance agreements were executed, totaling $41.9 million in principal outstanding.

Balance Sheet Activity and Liquidity

At March 31, 2021, the Company had cash and cash equivalents of $204.3 million and $337.0 million of unfunded loan commitments. The Company has no debt outstanding.

Capital Structure

In February, the Company obtained a new $135 million secured revolving credit facility to optimize its cash management.

In March, the Company launched a $200 million at-the-market equity offering program (“ATM Program”). The Company did not issue any shares on the ATM Program during the first quarter of 2021.

Dividend

On April 16, 2021, the Company’s board of directors declared a cash dividend of $0.07 per common share payable on May 14, 2021 to stockholders of record as of April 30, 2021.

Additional Information

The Company has posted supplemental financial information to provide additional disclosure on its website at www.broadmark.com. These materials can be found on the Investors section of the website under the “Financials” tab.

Conference Call and Webcast Information

The Company will host a live conference call and webcast today at 5:00 p.m. Eastern time. To listen to the live webcast, go to the Investors section of the Company’s website at www.broadmark.com at least 15 minutes prior to the scheduled start time in order to register and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least 15 minutes prior to start time.

Domestic: 1-877-407-9039

International: 1-201-689-8470

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Passcode: 13718691

The playback can be accessed through May 24, 2021.

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the Company’s current views with respect to, among other things, capital resources, portfolio performance and projected results of operations. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their respective dates.

These forward-looking statements are based largely on the Company’s current beliefs, assumptions and expectations concerning future developments and their potential effects on the Company.  There can be no assurance that future developments affecting the Company will be those that it has anticipated. Factors that may cause actual results to vary from the Company’s forward-looking statements include, but are not limited to:

●	the magnitude, duration and severity of the novel coronavirus (“COVID-19”) pandemic;
●	disruptions in the Company’s business operations, including construction lending activity, relating to COVID-19;
●	adverse impact of COVID-19 on the value of the Company’s goodwill;
●	the impact of actions taken by governments, businesses, and individuals in response to COVID-19;
●	the current and future health and stability of the economy and residential housing market, including any extended slowdown in the real estate markets as a result of COVID-19;

●	changes in laws or regulations applicable to the Company’s business, employees, lending activities, including current and future laws, regulations and orders that limit the Company’s ability to operate in light of COVID-19;
●	defaults by borrowers in paying debt service on outstanding indebtedness;
●	the adequacy of collateral securing the Company’s loans and declines in the value of real estate property securing the Company’s loans;
●	availability of origination and acquisition opportunities acceptable to the Company;
●	potential mismatches in the timing of asset repayments and the maturity of the associated financing agreements;
●	increased competition from entities engaged in construction lending activities;
●	general economic uncertainty and the effect of general economic conditions on the real estate and real estate capital markets in particular;
●	general and local commercial and residential real estate property conditions;
●	changes in U.S. federal government policies;
●	changes in U.S. federal, state and local governmental laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust;
●	the Company’s ability to pay, maintain or grow the dividend in the future;
●	changes in interest rates;
●	the availability of, and costs associated with, sources of liquidity;
●	the adequacy of the Company’s policies, procedures and systems for managing risk effectively;
●	the ability to manage future growth;
●	changes in personnel and availability of qualified personnel; and
●	other factors set forth in the Company’s periodic filings with the Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

The Company uses its website and social media channels as channels of distribution of Company information. The information that the Company posts through these channels may be deemed material. Accordingly, the Company encourages investors and others interested in the Company to routinely monitor these channels, in addition to following the Company’s press releases, Securities and Exchange Commission filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about the Company when you enroll your email address by visiting the “Email Alerts” section of the Company’s website at http://ir.broadmark.com/resources/email-alerts. The contents of the Company’s website and social media channels are not, however, incorporated by reference into this press release.

About Broadmark Realty Capital

Broadmark Realty Capital Inc. (NYSE: BRMK) is an internally managed commercial real estate finance company that offers short-term, first deed of trust loans secured by real estate to fund the acquisition, renovation, rehabilitation or development residential or commercial properties. Broadmark Realty Capital manages and services its loan portfolio across a variety of market conditions and economic cycles.

Contact:

Investor Relations

InvestorRelations@broadmark.com

206-623-7782

Media Relations

Jason Chudoba

646-277-1249

BROADMARK REALTY CAPITAL INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	March 31, 2021	December 31, 2020
Assets
Cash and cash equivalents	$204,277	$223,375
Mortgage notes receivable, net	804,471	798,486
Interest and fees receivable, net	16,503	14,357
Investment in real property, net	13,113	8,473
Right-of-use assets	6,304	—
Goodwill	136,965	136,965
Other assets	10,263	5,663
Total assets	$1,191,896	$1,187,319

Liabilities and Equity
Accounts payable and accrued liabilities	$6,568	$4,946
Lease Liabilities	8,347	—
Dividends payable	9,280	7,952
Total liabilities	$24,195	$12,898
Commitments and Contingencies (Note 10)
Preferred stock, $0.001 par value, 100,000,000 shares authorized, no shares issued and outstanding at March 31, 2021 and December 31, 2020	—	—
Common stock, $0.001 par value, 500,000,000 shares authorized, 132,566,410 and 132,532,383 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	132	132
Additional Paid in Capital	1,214,724	1,213,987
Accumulated deficit	(47,155)	(39,698)
Total equity	1,167,701	1,174,421
Total liabilities and equity	$1,191,896	$1,187,319

BROADMARK REALTY CAPITAL INC.

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share and per share data)

	Three Months Ended	Three Months Ended
	March 31, 2021	March 31, 2020
Revenues
Interest income	$22,017	$24,553
Fee income	7,451	7,215
Total Revenue	29,468	31,768
Other Income:
Change in fair value of optional subscription liabilities	—	4,604
Expenses
Impairment:
Provision for credit losses, net	2,708	4,432
Operating expenses:
Compensation and employee benefits	3,560	3,193
General and administrative	2,819	2,278
Total Expenses	9,087	9,903
Income before income taxes	20,381	26,469
Income tax provision	—	—
Net income	$20,381	$26,469
Earnings per common share:
Basic	$0.15	$0.20
Diluted	$0.15	$0.20
Weighted-average shares of common stock outstanding, basic and diluted
Basic	132,550,227	132,111,329
Diluted	132,678,812	132,336,315

BROADMARK REALTY CAPITAL INC.

RECONCILIATION OF NET INCOME TO DISTRIBUTABLE EARNINGS

(in thousands, except for per share amounts)

Definition of Distributable Earnings

The Company has elected to present “distributable earnings,” a supplemental non-GAAP financial measure used by management to evaluate the Company’s operating performance. The Company defines distributable earnings as net income attributable to common stockholders adjusted for: (i) impairment recorded on the Company’s investments; (ii) unrealized gains or losses on the Company’s investments (including provision for credit losses); (iii) non-capitalized transaction-related and new public company transition expenses; (iv) non-cash stock-based compensation; (v) depreciation and amortization of the Company’s intangible assets; and (vi) deferred taxes, which are subject to variability and generally not indicative of future economic performance or representative of current operations.

During the three months ended March 31, 2021 and 2020, provision for credit losses, net was $2.7 and $4.4 million, respectively, which has been excluded from distributable earnings consistent with other unrealized gains (losses) pursuant to the Company’s policy for reporting distributable earnings. The Company expects to recognize such potential credit losses in distributable earnings if and when such amounts are deemed nonrecoverable upon a realization event. This is generally upon charge-off of principal at the time of loan repayment or upon sale of real property owned by the Company and the amount of proceeds is less than the principal outstanding at the time of foreclosure.

Management believes that the adjustments to compute “distributable earnings” specified above allow investors and analysts to readily identify and track the operating performance of the Company’s assets, assist in comparing the operating results between periods, and enable investors to evaluate the Company’s current performance using the same measure that management uses to operate the business. Distributable earnings excludes certain recurring items, such as unrealized gains and losses (including provision for credit losses) and non-capitalized transaction-related expenses, because they are not considered by management to be part of the Company’s primary operations for the reasons described herein. As such, distributable earnings is not intended to reflect all of the Company’s activity and should be considered as only one of the factors used by management in assessing the Company’s performance, along with GAAP net income which is inclusive of all of the Company’s activities.

As a REIT, the Company is required to distribute at least 90% of its annual REIT taxable income and to pay tax at regular corporate rates to the extent that it annually distributes less than 100% of such taxable income. Given these requirements and its belief that dividends are generally one of the principal reasons stockholders invest in its common stock, the Company generally intends to attempt to pay dividends to its stockholders in an amount equal to its net taxable income, if and to the extent authorized by the Company’s board of directors. Distributable earnings is one of many factors considered by the Company’s board of directors in declaring dividends and, while not a direct measure of taxable income, over time, the measure can be considered a useful indicator of the Company’s dividends.

Distributable earnings does not represent, and should not be considered as a substitute for, or superior to, net income or as a substitute for, or superior to, cash flows from operating activities, each as determined in accordance with GAAP, and the Company’s calculation of this measure may not be comparable to similarly entitled measures reported by other companies.

The table below is a reconciliation of distributable earnings to the most directly comparable GAAP financial measure:

	Three Months Ended	Three Months Ended
(dollars in thousands, except share and per share data)	March 31, 2021	March 31, 2020
Net income attributable to common stockholders	$20,381	$26,469
Adjustments for non-distributable earnings:
Stock-based compensation expense	737	914
New public company expenses (1)	664	1,232
Change in fair value of optional subscription liabilities	—	(4,604)
Depreciation and amortization	163	(904)
Provision for credit losses, net	2,708	4,432
Distributable earnings prior to realized loss on investments	$24,653	$27,539
Realized credit losses (2)	(1,401)	(537)
Distributable earnings	$23,252	$27,002
Distributable earnings per diluted share of common stock prior to realized loss on investments	$0.19	$0.21
Distributable earnings per diluted share of common stock	$0.18	$0.20
Weighted-average number of shares of common stock outstanding, basic and diluted
Basic	132,550,227	132,111,329
Diluted	132,678,812	132,336,315

(1)	Expenses directly related to professional fees in connection with our first year of public company reporting procedures, the design and implementation of internal controls under Section 404 of the Sarbanes-Oxley Act and the implementation of the CECL standard.
(2)	Represents credit losses recorded in the provision for credit losses and recognized in distributable earnings upon charge-off of principal at the time of loan repayment or upon sale of real property where proceeds received are less than the principal outstanding.